SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 14, 2003
(Date of Earliest Event Reported)

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AVERY DENNISON CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

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Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-7685 (Commission File Number)	95-1492269 (I.R.S. Employer Identification No.)

150 N. Orange Grove Boulevard
Pasadena, California 91103
(Address of Principal Executive Offices) (Zip Code)

(626) 304-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.
ITEM 7. Financial Statements Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4

ITEM 5. Other Events.

     On July 3, 2001, Avery Dennison Corporation (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-64558) (the “Registration Statement”), relating to the registration under the Securities Act of 1933, as amended, of up to $600,000,000 aggregate offering price of securities, which Registration Statement was declared effective on July 12, 2001.

     On January 14, 2003, the Company initiated the offering of $250,000,000 aggregate principal amount of its 4.875% Senior Notes due 2013 (the “Notes due 2013”) and $150,000,000 aggregate principal amount of its 6.000% Senior Notes due 2033 (the “Notes due 2033”, and together with Notes due 2013, the “Notes”) pursuant to an underwriting agreement dated as of January 14, 2003 (the “Underwriting Agreement”), as supplemented by a pricing agreement dated as of January 14, 2003 (the “Pricing Agreement”), by and among the Company and Goldman, Sachs & Co., Salomon Smith Barney Inc., Banc of America Securities LLC, J.P.Morgan Securities Inc., Wachovia Securities, Inc., (the “Underwriters”). The Company expects to complete the sale, and the Underwriters expect to deliver the Notes, on or about January 17, 2003. The terms and conditions of the Notes and related matters are set forth in the Indenture, dated as of July 3, 2001, between the Company and J.P.Morgan Trust Company, National Association (successor to Chase Manhattan Bank and Trust Company, National Association), as trustee (the “Indenture”) and, pursuant to Section 301 of the Indenture, the Officer’s Certificate. Each of the Underwriting Agreement, the Pricing Agreement, the Officer’s Certificate, the form of Notes due 2013 and the form of Notes due 2033 is filed herewith as an Exhibit and incorporated herein by this reference.

ITEM 7. Financial Statements Pro Forma Financial Information and Exhibits.

(c)	The following exhibits are filed as part of this Report.

1.01	Underwriting Agreement, dated January 14, 2003, by and among the Company and Goldman, Sachs & Co., Salomon Smith Barney Inc., Banc of America Securities LLC, J.P.Morgan Securities Inc., Wachovia Securities, Inc., as representatives of the several underwriters named therein.

1.02	Pricing Agreement, dated January 14, 2003, by and among the Company and Goldman, Sachs & Co., Salomon Smith Barney Inc., Banc of America Securities LLC, J.P.Morgan Securities Inc., Wachovia Securities, Inc., as representatives of the several underwriters named therein.

4.01	Indenture, dated as of dated as of July 3, 2001, between the Company and J.P.Morgan Trust Company, National Association (successor to Chase Manhattan Bank and Trust Company, National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form S-3 dated July 3, 2001).

4.02	Officer’s Certificate, dated as of January 14, 2003, pursuant to Section 301 of the Indenture.

4.03	Form of 4.875% Notes due 2013.

4.04	Form of 6.000% Notes due 2033.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: January 16, 2003	By:	/s/	Daniel R. O’Bryant

	Name: Title:		Daniel R. O’Bryant Chief Financial Officer and Senior Vice President, Finance